      As filed with the Securities and Exchange Commission on May 21, 2002

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 20, 2002

                               KNOWLEDGEMAX, INC.

             (Exact name of registrant as specified in its charter)


          Delaware                       0-29974                 52-2151837
(State of other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

7900 Westpark Drive, Suite T-300
McLean, Virginia                                                      22102
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (703) 893-1800

                              Sideware Systems Inc.
          (former name or former address, if changed since last report)
                             ----------------------

                               KNOWLEDGEMAX, INC.

                                      INDEX

        Information to be Included in the Report                        Page
        ----------------------------------------                        ----

        Item 1.       Changes in Control of Registrant                   1

        Item 2.       Acquisition or Disposition of Assets               2

        Item 5.       Other Events                                       4

        Item 7.       Financial Statements and Exhibits                  5

        Signatures                                                       7

        Exhibits                                                         8

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

        Sideware Systems Inc., a Yukon Territory, Canada corporation ("Sideware") completed its merger with KnowledgeMax, Inc., a Delaware corporation ("Old KnowledgeMax") whereby Sideware reincorporated into the State of Delaware, becoming a Delaware corporation, KM Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Sideware merged into Old KnowledgeMax, whereby Old KnowledgeMax was the surviving corporation, and Old KnowledgeMax changed its name to "KnowledgeMax Learning, Inc." Immediately following this transaction, Sideware changed its corporate name to "KnowledgeMax, Inc." ("New KnowledgeMax").

        On December 7, 2001, Sideware entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") with Old KnowledgeMax and KM Acquisition Corp. On May 20, 2002, the merger was consummated by KM Acquisition Corp. merging with and into Old KnowledgeMax, with Old KnowledgeMax the surviving corporation, resulting in Old KnowledgeMax becoming a wholly owned subsidiary of New KnowledgeMax. In the merger, Old KnowledgeMax stockholders received 24.82 shares of New KnowledgeMax common stock for each share of Old KnowledgeMax common stock that they held, and New KnowledgeMax assumed the obligations of Old KnowledgeMax under its outstanding stock options (with each former Old KnowledgeMax option converting into an option to purchase 24.82 shares of New KnowledgeMax common stock. An aggregate of 94,427,202 shares of New KnowledgeMax common stock were issued to former Old KnowledgeMax stockholders in the merger and options to purchase Old KnowledgeMax shares converted into options to purchase 16,660,251 shares of New KnowledgeMax common stock in connection with the assumption of the Old KnowledgeMax options.

        The shares issued to the former Old KnowledgeMax stockholders in the merger represent approximately 52.48% of the registrant's issued and outstanding common stock immediately following the merger. Immediately following the closing of the merger, including the Old KnowledgeMax options assumed by New KnowledgeMax, former Old KnowledgeMax stockholders and optionholders owned or had the right to acquire 55% of the fully diluted common shares of New KnowledgeMax. Accordingly the merger constitutes a change of control of Sideware.

        For accounting purposes, the merger is treated as an acquisition of the net assets of Sideware by Old KnowledgeMax. This means that the assets of Sideware are valued at their fair market value and that value is assigned to the equity instruments deemed issued by Old KnowledgeMax. In addition, as Old KnowledgeMax is considered to have acquired Sideware's net assets, the historical financial statements of the registrant will reflect Old KnowledgeMax's operations to the date of the merger and combined with Sideware's thereafter.

        Additionally, as a prerequisite to the merger, immediately prior to completing the merger, Sideware changed its corporate jurisdiction from the Yukon Territory of Canada to the State of Delaware, by reincorporating under the General Corporation Law of Delaware.




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

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

ACQUISITION OF KNOWLEDGEMAX

        On December 7, 2001, Sideware entered into the Merger Agreement with Old KnowledgeMax and KM Acquisition Corp. On May 20, 2002, the merger was consummated by KM Acquisition Corp. merging with and into Old KnowledgeMax, with Old KnowledgeMax the surviving corporation, resulting in Old KnowledgeMax becoming a wholly owned subsidiary of New KnowledgeMax. In the merger, Old KnowledgeMax stockholders received 24.82 shares of New KnowledgeMax common stock for each share of Old KnowledgeMax common stock that they held, and New KnowledgeMax assumed the obligations of Old KnowledgeMax under its outstanding stock options (with each former Old KnowledgeMax option converting into an option to purchase 24.82 shares of Sideware common stock). An aggregate of 94,427,202 shares of New KnowledgeMax common stock were issued to former Old KnowledgeMax stockholders in the merger and options to purchase Old KnowledgeMax shares converted into options to purchase 16,660,251 shares of New KnowledgeMax common stock in connection with the assumption of the Old KnowledgeMax options.

        The following directors and officers of Sideware and Old KnowledgeMax will serve in the capacities designated below following the merger.

                                                                        POSITION WITH NEW
                                                                        KNOWLEDGEMAX
NAME                  PRIOR POSITION                                    FOLLOWING THE MERGER
----                  --------------                                    --------------------
E. Linwood Pearce     Chairman and co-CEO of Old KnowledgeMax           Chairman and CEO
James L. Speros       President and CEO of Sideware                     President
Kenneth R. Thornton   Chairman of Sideware                              Vice Chairman
Edwin S. Grosvenor    Founder and co-CEO of Old KnowledgeMax            Executive Vice President
Donna L. Lynn         President and COO of Old KnowledgeMax             Chief Operating Officer
Alan R. Sultan        VP, Business Development, Old KnowledgeMax Senior Vice President
Richard Luebkemann    Chief Technical Officer of Old KnowledgeMax       VP for Technology
Rahul Bardhan         Chief Technical Officer of Sideware               VP for Engineering
Charles P. Abod II    Acting CFO of Old KnowledgeMax                    Acting CFO

        While employed by Sideware, Mr. Bardhan and Mr. Speros entered into Change of Control Severance Agreements with Sideware, under which they were each entitled to be paid up to two years' salary and bonus if their employment is terminated in anticipation of, or following, a change in control. The merger with Old KnowledgeMax would likely constitute a change in control for purposes of these agreements. In December 2001 Mr. Speros executed an amendment to his agreement reducing his maximum cash compensation to $170,000 if his employment is terminated. Mr. Bardhan executed a similar amendment, although Mr. Bardhan's amendment was conditional on Sideware either completing the merger or raising $5 million in additional financing by June 30, 2002.

        The members of the boards of directors of Sideware and Old KnowledgeMax knew about and considered these additional interests when they approved the merger and these interests were explained in the joint proxy statement/prospectus, dated February 13, 2002, that was delivered to



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the stockholders of Sideware and Old KnowledgeMax in connection with the stockholder meetings to consider and vote upon the merger and other related matters.

CHALK REORGANIZATION

        To facilitate the satisfaction of a closing condition of the Merger Agreement that required Sideware to raise a minimum of $2,000,000(US) through the disposition of some or all of its interest in The Chalk Group, on March 27, 2002 Sideware Systems Inc. entered into a series of agreements in order to facilitate the sale of its interest in The Chalk Group to a group of investors including Grant Sutherland, a former Sideware director and Sideware's largest stockholder. These agreements are as follows:

        Sideware exercised its right to acquire 200,000 common shares of Chalk.com Network (Holding) Corporation ("Chalk.com"), the parent company of The Chalk Group, in accordance with and subject to the provisions of Sideware's Special Warrant Certificate. This increased Sideware's ownership in Chalk.com to 21,925,050 common shares.

        Sideware established a wholly-owned subsidiary, SYD Enterprises Ltd. ("SYD"). Sideware exchanged its ownership interest in Chalk.Com, consisting of 21,925,050 common shares, for all the common shares of SYD.

        Chalk.Com established Chalk Media Corp. as the new parent company for Chalk.Com and its wholly-owned subsidiaries. SYD then exchanged all of its ownership in Chalk.Com for an equal number of common shares of Chalk Media plus an additional 500,000 non-transferable share purchase warrants. Each warrant entitles SYD to purchase one Chalk Media common share for $0.25 until July 20, 2003.

        Chalk Media received $301,026(US) from a former Sideware director and Sideware stockholder in exchange for common shares of Chalk Media to be determined at a later date. These funds were used, pursuant to a share repurchase agreement, to repurchase 3,300,000 common shares of Chalk Media at a price of $0.09122 per share from SYD for an aggregate purchase price of $301,026(US). Under the terms of the repurchase agreement, Chalk Media received an option to repurchase any or all of the remaining 18,625,050 Chalk Media common shares from SYD at a price of $0.09122 per share until July 31, 2002.

        On May 8, 2002, Sideware, KnowledgeMax and Chalk Media entered into a waiver agreement, which provided, among other things, for the additional funding and sale of SYD's holdings in Chalk Media, and for the closing of the proposed merger of Sideware and Old KnowledgeMax. In connection with the execution of the waiver agreement, on May 8, 2002, repurchased an additional 2,740,627 common shares of Chalk Media at a price of $0.09122 per share from SYD for an aggregate purchase price of $250,000(US).

        Further, in connection with the closing of the merger, Chalk Media effected the repurchase of an additional 4,933,129 of its common shares by placing in escrow an additional $450,000, such funds to be released from escrow to New KnowledgeMax following the closing of the merger. After giving effect to this repurchase, New KnowledgeMax continues to own 10,951,294 common shares of Chalk Media stock, representing a fully diluted ownership interest of 27.60%. Simultaneously, Messrs. Speros and Sutherland have deposited into escrow an



                                       3

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aggregate of 5,500,000 shares of New KnowledgeMax common stock.

        Chalk Media maintains the right to repurchase the remaining shares of Chalk Media common stock held by New KnowledgeMax for $0.09122 per common share until July 31, 2002. If Chalk Media does not exercise this repurchase right, New KnowledgeMax may elect to exchange its remaining shares of Chalk Media common stock with Messrs. Speros and Sutherland in consideration for the New KnowledgeMax shares of Messrs. Speros and Sutherland that have been placed in escrow.

ITEM 5. OTHER EVENTS

DELAWARE REINCORPORATION AND NAME CHANGE

        On May 20, 2002, Sideware filed a Certificate of Domestication with the Delaware Secretary of State along with a Certificate of Incorporation of Sideware Systems, Inc., a Delaware corporation. Upon this filing, Sideware reincorporated in the State of Delaware. On May 20, 2002, a Certificate of Merger was filed with the Delaware Secretary of State, effecting the merger of KM Acquisition Corp. into KnowldgeMax, Inc., with KnowledgeMax being the surviving corporation and changing its name to "KnowledgeMax Learning, Inc." Sideware then filed an Amended and Restated Certificate of Incorporation with the Delaware Secretary of State, changing its name to "KnowledgeMax, Inc."

        Following the completion of the merger, the registrant's board of directors consists of eleven directors. The directors are divided into three classes: the first class will serve initially until the next annual meeting of stockholders and the second and third classes will serve, respectively, until the second and third annual meetings of stockholders following the merger. The board of directors accepted the resignations of two of the directors originally appointed to serve following the merger.

        Baker and Taylor requested that Pamela Smith become a director of New KnowledgeMax in place of Edward Gross, who served as a representative of Baker and Taylor on the Old KnowledgeMax board. In accordance with the company's bylaws, the New KnowledgeMax board voted to appoint Ms. Smith to fill the vacancy created by Mr. Gross's resignation. Mr. Gross has been appointed to New KnowledgeMax's Advisory Council. Jay Nussbaum, a former executive of Oracle and newly appointed executive at KPMG Consulting, resigned from the board and requested to be appointed to New KnowledgeMax's Advisory Council. The board accepted his request and appointed Mr. Nussbaum to the Advisory Council. KPMG LLP is currently New KnowledgeMax's independent auditing firm.

        One New KnowledgeMax Class II director position remains vacant. The current ten board members are: Class I: Donna Lynn, Joe Boivin and James L. Speros; Class II: Edwin S. Grosvenor, Pamela Smith and John Shoemaker; Class
III: E. Linwood Pearce, Alan Sultan, Kenneth Thornton and Jack Kemp.

INFORMATION REGARDING THE DIRECTORS

        The following is biographical information regarding the one director who was appointed to fill the vacancy created by the resignation of Edward Gross.

        Pamela R. Smith. Director: Ms. Smith has served as Senior Vice President and Chief



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Marketing Officer of Baker & Taylor, Inc. since December 2000. Baker & Taylor is a full line distributor of books, music, and video products to Internet retailers, traditional retailers, and institutions. Ms Smith joined Baker & Taylor in 1979 and has held various positions of increasing responsibility in Sales, Marketing, Customer Service, Operations, and IT Systems Development during her tenure, including the positions of Senior Vice President, Sales & Marketing and Vice President, Customer Relations. She earned a B.S. from Brenau College (Georgia) in 1985 and an M.B.A. from Brenau College in 1988.

        Biographical information regarding the remaining directors is contained in the joint proxy statement/prospectus, dated February 13, 2002, that was delivered to the stockholders of Sideware and Old KnowledgeMax in connection with the stockholder meetings to consider and vote upon the merger and other related matters.

CAPITAL STOCK OF NEW KNOWLEDGEMAX

        The following paragraphs summarize the material terms of the registrant's shares and are brief summaries of the provisions of the registrant's Amended and Restated Certificate of Incorporation (the "Charter"). The following statements are qualified in their entirety by reference to the Amended and Restated Certificate of Incorporation and the Bylaws of the registrant, each of which are filed as exhibits to this Form 8-K.

        The Charter authorizes 350,000,000 shares of stock, consisting of 300,000,000 shares of common stock, par value $.001 per share and 50,000,000 shares of preferred stock, par value $.001 per share. Each share entitles the holder thereof to one vote for the election of directors and for all other matters submitted to the stockholders for their consideration.

EXCHANGE ACT REGISTRATION

        Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the New KnowledgeMax common stock is deemed to be registered under Section 12(g) of the Exchange Act.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) and (b)       FINANCIAL STATEMENTS.

        It is impracticable at this time for the registrant to provide the required financial statements. Pursuant to General Instruction No. 6 to Form 8-K, such financial statements will be filed as soon as available, but in no event later than 60 days after June 1, 2002, the date by which this Current Report on Form 8-K was required to be filed.

(c)               EXHIBITS.

2.1 Agreement and Plan of Merger and Reorganization, dated as of December 7, 2001, incorporated by reference to the Registration Statement on Form S-4, filed on January 11, 2002 (Registration No. 333-76648).

2.2 Special Warrant Exercise Form dated March 27, 2002 to Chalk.Com Network (Holding)

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Corp., incorporated by reference to the Quarterly Report on Form 10-Q, filed on
May 16, 2002 (File No. 0-29974).

2.3 Share Purchase agreement dated March 27, 2002 between Sideware Systems Inc. and SYD Enterprises Ltd., incorporated by reference to the Quarterly Report on Form 10-Q, filed on May 16, 2002 (File No. 0-29974).

2.4 Purchase and Sale Agreement dated March 27, 2002 between sideware Systems Inc., SYD Enterprises Ltd., and Chalk Media Corp., incorporated by reference to the Quarterly Report on Form 10-Q, filed on May 16, 2002 (File No. 0-29974).

2.5 Share Repurchase Agreement dated March 27, 2002 between Sideware Systems Inc., SYD Enterprises Ltd., and Chalk Media Corp., incorporated by reference to the Quarterly Report on Form 10-Q, filed on May 16, 2002 (File No. 0-29974).

2.6 Irrevocable Direction to Pay dated March 27, 2002 to Chalk Media Corp. from SYD Enterprises Ltd., incorporated by reference to the Quarterly Report on Form 10-Q, filed on May 16, 2002 (File No. 0-29974).

2.7 Waiver Agreement dated May 8, 2002 between Sideware Systems Inc., KM Acquisition Corp., KnowledgeMax, Inc., SYD Enterprises Ltd., Chalk Media Corp., Grant Sutherland and James L. Speros, incorporated by reference to the Quarterly Report on Form 10-Q, filed on May 16, 2002 (File No. 0-29974).

3.1     Amended and Restated Certificate of Incorporation of KnowledgeMax, Inc.*

3.2     Amended and Restated Bylaws of KnowledgeMax, Inc.*

99.1 Press release dated May 21, 2002, relating to the close of the merger.*

*filed herewith

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            KNOWLEDGEMAX, INC.
                                              (Registrant)


Dated: May 21, 2002                         By:  /s/ E. Linwood Pearce
                                                 ------------------------
                                            E. Linwood Pearce
                                            Chairman and Chief Executive Officer


                                            By:  /s/ James L. Speros
                                                 ------------------------
                                            James L. Speros
                                            President

                                  EXHIBIT INDEX

2.1 Agreement and Plan of Merger and Reorganization, dated as of December 7, 2001, incorporated by reference to the Registration Statement on Form S-4, filed on January 11, 2002 (Registration No. 333-76648).

2.2 Special Warrant Exercise Form dated March 27, 2002 to Chalk.Com Network (Holding) Corp., incorporated by reference to the Quarterly Report on Form 10-Q, filed on May 16, 2002 (File No. 0-29974).

2.3 Share Purchase agreement dated March 27, 2002 between Sideware Systems Inc. and SYD Enterprises Ltd., incorporated by reference to the Quarterly Report on Form 10-Q, filed on May 16, 2002 (File No. 0-29974).

2.4 Purchase and Sale Agreement dated March 27, 2002 between sideware Systems Inc., SYD Enterprises Ltd., and Chalk Media Corp., incorporated by reference to the Quarterly Report on Form 10-Q, filed on May 16, 2002 (File No. 0-29974).

2.5 Share Repurchase Agreement dated March 27, 2002 between Sideware Systems Inc., SYD Enterprises Ltd., and Chalk Media Corp., incorporated by reference to the Quarterly Report on Form 10-Q, filed on May 16, 2002 (File No. 0-29974).

2.6 Irrevocable Direction to Pay dated March 27, 2002 to Chalk Media Corp. from SYD Enterprises Ltd., incorporated by reference to the Quarterly Report on Form 10-Q, filed on May 16, 2002 (File No. 0-29974).

2.7 Waiver Agreement dated May 8, 2002 between Sideware Systems Inc., KM Acquisition Corp., KnowledgeMax, Inc., SYD Enterprises Ltd., Chalk Media Corp., Grant Sutherland and James L. Speros, incorporated by reference to the Quarterly Report on Form 10-Q, filed on May 16, 2002 (File No. 0-29974).

3.1     Amended and Restated Certificate of Incorporation of KnowledgeMax, Inc.*

3.2     Amended and Restated Bylaws of KnowledgeMax, Inc.*

99.1 Press release dated May 21, 2002, relating to the close of the merger.*

*filed herewith



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